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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2007

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

          Texas                    0-19797                  74-1989366
        (State of             (Commission File            (IRS employment
      incorporation)               Number)              identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

        On March 5, 2007, we held our annual meeting of shareholders. Results of the voting at the meeting are set forth below:

1.      To elect eight directors of the Company.

NAME                                             FOR        WITHHELD
------------------------------------------   -----------   -----------
David W. Dupree                              124,187,900     2,607,972

John B. Elstrott                             124,249,520     2,546,352

Gabrielle E. Greene                          125,620,218     1,175,653

Hass Hassan                                  124,242,160     2,553,712

John P. Mackey                               124,220,338     2,575,534

Linda A. Mason                               125,577,252     1,218,620

Morris J. Siegel                             125,654,643     1,141,229

Ralph Z. Sorenson                            124,089,501     2,706,371

All director nominees were duly elected.

2. To ratify the appointment of Ernst & Young as independent auditors for the year ending September 30, 2007.

               FOR           AGAINST         ABSTAIN
          -------------   -------------   -------------
           125,523,378       298,067         973,627

The motion was ratified.

3. To approve the consolidation, amendment and restatement of the Company's stock option plans.

               FOR           AGAINST         ABSTAIN
          -------------   -------------   -------------
           78,758,207      12,993,816       1,109,566

The consolidation, amendment and restatement was duly approved.

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4.      To approve the amendment and restatement of the Company's team member stock purchase plan.

               FOR           AGAINST         ABSTAIN
          -------------   -------------   -------------
           88,856,876       2,841,426       1,164,487

The amendment and restatement was duly approved.

5.      To consider a shareholder proposal regarding the Company's energy use.

               FOR           AGAINST         ABSTAIN
          -------------   -------------   -------------
            7,379,813      60,962,910      24,518,766

The proposal was rejected.

6. To consider a shareholder proposal regarding separating the roles of our Company CEO and Chairman of the Board.

               FOR           AGAINST         ABSTAIN
          -------------   -------------   -------------
           18,570,754      73,056,571       1,234,164

The proposal was rejected.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHOLE FOODS MARKET, INC.


Date: March 9, 2007                              By: /s/ Glenda Chamberlain
                                                     ---------------------------
                                                     Glenda Chamberlain,
                                                     Executive Vice President
                                                     and Chief Financial Officer

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